Feather River Trust
                                 PROMISSORY NOTE

$75,000.00                                                     September 4, 2001

         For valuable consideration, the sufficiency and receipt of which are hereby acknowledged, NEBO PRODUCTS, INC., a Utah corporation having a mailing address at 12382 Gateway Parkplace #300, Draper, Utah 84020 (the "Maker") hereby promises to pay to the order of Feather River Trust (the "Payee"), having a mailing address at 161 South 800 West, Lindon, UT 84042 or, at the Payee's option, at such other place as may be designated in writing from time to time to the Maker by the Payee, the sum of Seventy Five Thousand Dollars ($75,000.00), together with interest thereon as hereinafter provided, in lawful money of the United States.

         Payments of principal and interest (at the annual rate of 12%) will be made hereunder as follows:

1. One Thousand Five Hundred Dollars ($1,500.00) on the 4th day of every month starting October 4th, 2001, and ending March 4th, 2003;

2. Sixty Thousand Two Hundred Eighty Eight Dollars and Ninety-Four Cents ($60,288.94) on 4th March, 2003.

         The Maker may prepay all or any portion of the principal balance of the Note at any time, and from time to time, without penalty. Any prepayment shall not alter any regularly scheduled payment. All payments made under this Note shall be applied first toward the reduction of accrued and unpaid interest and then toward the reduction of the unpaid principal hereof.

         The Makers shall be in default under this Note if the Maker shall fail to make payment due hereunder when the same shall be due and payable. The Maker also shall be in default under this Note if the Maker shall (a) file a petition seeking to be adjudged bankrupt, (b) make a general assignment for the benefit of creditors, (c) suffer the appointment of a receiver, (d) fail to satisfy or perform, at the time and in the manner required, any obligation provided to be satisfied or performed under this Note, or (e) becomes insolvent, and any such occurrence of default shall not be cured within thirty (30) days after notice thereof in writing from the Payee to the Maker.

         Upon default hereunder, the unpaid principal balance and accrued interest on this Note, at the option of the Payee, shall become immediately due and payable, without presentment, demand, protest, or any further notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Any check returned unpaid hereunder will incur a charge of $20.00.

         Upon default hereunder, the Maker immediately shall pay the Payee, on demand, any and all expenses reasonably incurred in relation hereto (regardless of the particular nature thereof), including reasonable attorneys' fees incurred or paid by the Payee in protecting or enforcing its rights hereunder. Upon default hereunder, at the option of the Payee, the Payee will, in addition to the remedies set forth herein, be entitled to exercise all legal and equitable remedies available to the holder of a full recourse obligation, including seeking payment from all of the assets of the Maker. No agreement has been made, or will be made, which limits the Payee's right to proceed for payment against any or all of the Maker's assets.

         This Note may be extended from time to time with the written consent of the Payee, without in any manner affecting the liability of the Maker. Any consent of the Payee hereunder (written or otherwise), acceptance of any payment due and payable under this Note other than in accordance with the terms and conditions hereof, or any failure of the Payee to exercise any rights under this Note or to specifically enforce the terms and conditions hereof shall not be deemed or constitute a waiver of any rights or remedies to which the Payee is entitled to under this Note or otherwise.

         If any covenant or other term or condition of this Note is invalid, illegal, or incapable of being enforced, by reason of any rule of law or public policy, all other covenants and provisions of the Note shall nevertheless remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision.

         This Note has been executed as of the date first above written in conformity with, and shall be construed under and governed by, the laws of the State of Utah.

         DATED as of the 8th day of October 2001.

         PAYEE:                                 MAKER:

         Feather River Trust                    NEBO PRODUCTS, INC.
         Raymond & Jackie Green

         Signature_______________________       Signature ______________________
         By______________________________       By: Scott Holmes
         Its: ___________________________       Its: CEO
         Address:________________________       Address: 12382 Gateway Parkplace
                 ________________________                #300
                                                         Draper, UT 84020
         Phone: _________________________       Phone: 801-495-2150












                                       2









                               Feather River Trust
                                September 4,2001


    Interest Rate               12%
      Principal        $75,000.00
   Balloon Payment     $60,288.94


                                                                                             Monthly          Loan
       Periods           Month         Principal                  Interest                   Payment        Balance
-------------------------------------------------------------------------------------------------------------------------
                                                                                                          $ 75,000.00
          1            04-Oct-01       $ 750.00                   $ 750.00                 $ 1,500.00     $ 74,250.00
          2            04-Nov-01       $ 757.50                   $ 742.50                 $ 1,500.00     $ 73,492.50
          3            04-Dec-01       $ 765.08                   $ 734.93                 $ 1,500.00     $ 72,727.43
          4            04-Jan-02       $ 772.73                   $ 727.27                 $ 1,500.00     $ 71,954.70
          5            04-Feb-02       $ 780.45                   $ 719.55                 $ 1,500.00     $ 71,174.25
          6            04-Mar-02       $ 788.26                   $ 711.74                 $ 1,500.00     $ 70,385.99
          7            04-Apr-02       $ 796.14                   $ 703.86                 $ 1,500.00     $ 69,589.85
          8            04-May-02       $ 804.10                   $ 695.90                 $ 1,500.00     $ 68,785.75
          9            04-Jun-02       $ 812.14                   $ 687.86                 $ 1,500.00     $ 67,973.60
         10            04-Jul-02       $ 820.26                   $ 679.74                 $ 1,500.00     $ 67,153.34
         11            04-Aug-02       $ 828.47                   $ 671.53                 $ 1,500.00     $ 66,324.87
         12            04-Sep-02       $ 836.75                   $ 663.25                 $ 1,500.00     $ 65,488.12
         13            04-Oct-02       $ 845.12                   $ 654.88                 $ 1,500.00     $ 64,643.00
         14            04-Nov-02       $ 853.57                   $ 646.43                 $ 1,500.00     $ 63,789.43
         15            04-Dec-02       $ 862.11                   $ 637.89                 $ 1,500.00     $ 62,927.33
         16            04-Jan-03       $ 870.73                   $ 629.27                 $ 1,500.00     $ 62,056.60
         17            04-Feb-03       $ 879.43                   $ 620.57                 $ 1,500.00     $ 61,177.17
         18            04-Mar-03       $ 888.23                   $ 611.77                 $ 1,500.00     $ 60,288.94
                                   -------------------------------------------------------
                                         Total
                                       Interest                  $ 12,288.94
                                   =======================================================